                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

             GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE RIDER

This rider is added to the Contract. It provides for a guaranteed minimum withdrawal benefit for the life of the Annuitant(s) as described below. In order to obtain the full benefit described in this rider, your withdrawals must be limited. You must allocate all Purchase Payments and Contract Value to the Investment Strategy at all times. You may terminate this rider apart from the Contract on any Contract anniversary on or after the [7th] Contract anniversary.

All rider terms will have the same meaning as under the Contract, unless otherwise provided.

Asset Allocation Model(s) - The Asset Allocation Model(s) shown on the Contract Data Pages.

Benefit Base - The amount used to calculate the Withdrawal Limit.

Benefit Year - Each one-year period following the Contract Date and each anniversary of that date.

Designated Subaccounts - The Designated Subaccounts shown on the Contract Data Pages.

Gross Withdrawal - An amount withdrawn from Contract Value including any surrender charge, any taxes withheld and any applicable premium taxes.

Investment Strategy - The Asset Allocation Model(s) and/or Designated Subaccounts for this rider.

Maximum Anniversary Value - An amount used to calculate the Benefit Base.

Purchase Payment Benefit Amount - An amount used to calculate the Benefit Base.

Roll-Up Value - An amount used to calculate the Benefit Base.

Withdrawal Factor - The percentage shown on the Contract Data Pages used to establish the Withdrawal Limit.

Withdrawal Limit - The total amount you may withdraw in a Benefit Year without reducing the guaranteed minimum withdrawal benefit provided under this rider.

Investment Strategy

You must allocate all Purchase Payments and Contract Value to the Investment Strategy at all times. The Investment Strategy options available on the Contract Date are shown on the Contract Data Pages and may include Designated Subaccounts and/or Asset Allocation Models. The composition of the Investment Strategy may change from time to time. Any change to the composition of the Investment Strategy will be communicated to you in writing prior to the Contract anniversary date. Changes to the Investment Strategy may include the addition of Asset Allocation Models or Designated Subaccounts, the removal of one or more Asset Allocation Models or Designated Subaccounts, or the removal of all Asset Allocation Models

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or all Designated Subaccounts. Changes to the Investment Strategy will apply upon reset, as described in the Maximum Anniversary Value and Reset section below.

On a monthly basis, we will rebalance Contract Value to the Subaccounts in accordance with the percentages allocated. In addition, on any Valuation Day after any transaction involving a withdrawal, receipt of a Purchase Payment or a transfer of Contract Value, we will rebalance Contract Value to the Subaccounts in accordance with the percentages allocated, unless you instruct us otherwise. Your allocation instructions must always comply with the Investment Strategy.

Guaranteed Minimum Withdrawal Benefit

If you limit total Gross Withdrawals in a Benefit Year to an amount no greater than the Withdrawal Limit, then you will be eligible to receive total Gross Withdrawals in each Benefit Year equal to the Withdrawal Limit until the last death of an Annuitant.

Withdrawal Limit

The Withdrawal Limit is calculated on each Valuation Day. The Withdrawal Limit equals the Benefit Base multiplied by the Withdrawal Factor. The Withdrawal Factor percentages are shown on the Contract Data Pages.

The Withdrawal Factor is based on the age of the younger Annuitant. The Withdrawal Factor will be fixed on the earlier of the Valuation Day of the first withdrawal and the Valuation Day your Contract Value is less than or equal to [13/12 multiplied by the most recently calculated Withdrawal Limit].

Benefit Base

The Benefit Base is an amount used to establish the Withdrawal Limit. The Benefit Base on the Contract Date is equal to the initial Purchase Payment. On each Valuation Day, the Benefit Base is the greatest of the Purchase Payment Benefit Amount, the Roll-Up Value and the Maximum Anniversary Value. The Benefit Base may change as a result of a Purchase Payment, withdrawal, or reset as described below.

Purchase Payments

Purchase Payments applied to your Contract before the [1st] Contract anniversary will adjust your Purchase Payment Benefit Amount and may adjust your Roll-Up Value as described in the Roll-Up Value section below. You must allocate all Purchase Payments and Contract Value to the Investment Strategy at all times. Additional Purchase Payments made on or after the [1st] Contract anniversary will be applied to your Contract Value but will not adjust the Purchase Payment Benefit Amount and/or Roll-Up Value.

Purchase Payment Benefit Amount

The Purchase Payment Benefit Amount will equal your Purchase Payment(s) made before the [1st] Contract anniversary.

On any Valuation Day you make a Gross Withdrawal, if that Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is in excess of the Withdrawal Limit, your Purchase Payments Benefit Amount will be reduced on a pro-rata basis by the excess amount as described in the Withdrawals section below.

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Roll-Up Value

The Roll-Up Value on the Contract Date is equal to the initial Purchase Payment. We will increase your Roll-Up Value on each day. On any day before and including the [1st] Contract anniversary, the Roll-Up Value is equal to the sum of (a) and (b), multiplied by (c), where:

   (a) is the Roll-Up Value on the prior day;

   (b)  is any Purchase Payment(s) made on the prior Valuation Day; and

   (c)  is the daily roll-up factor shown on the Contract Data Pages.

On any day after the [1st] Contract anniversary, the Roll-Up Value is equal to
(a) multiplied by (b), where:

   (a)  is the Roll-Up Value on the prior day; and

   (b)  is the daily roll-up factor shown on the Contract Data Pages.

The Roll-Up Value will continue to increase until the date of the first withdrawal or the [10th] anniversary of the Contract Date.

On any Valuation Day you make a Gross Withdrawal, if that Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is in excess of the Withdrawal Limit, your Roll-Up Value will be reduced on a pro-rata basis by the excess amount as described in the Withdrawals section below. The Roll-Up Value will not increase after this date.

Maximum Anniversary Value and Reset

The Maximum Anniversary Value on the Contract Date is equal to the initial Purchase Payment. On each Contract anniversary, if the Contract Value is greater than the current Maximum Anniversary Value, the Maximum Anniversary Value will be increased to the Contract Value. If this day is not a Valuation Day, this reset will occur on the next Valuation Day.

On any Valuation Day you make a Gross Withdrawal, if that Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is in excess of the Withdrawal Limit, your Maximum Anniversary Value will be reduced on a pro-rata basis by the excess amount as described in the Withdrawals section below.

On the Valuation Day we reset your Maximum Anniversary Value, we will reset the Investment Strategy to the current Investment Strategy and reset the charges for this rider. The new charges, which may be higher than your previous charges, will never exceed the maximum rider charges as shown on the Contract Data Pages.

Resets will occur automatically unless such automatic resets are or have been terminated as described below.

Automatic resets will continue until and unless:

   (a) you submit a written request to terminate automatic resets (such request must be received [at least 15 days] prior to the Contract anniversary date);

   (b) the Investment Strategy changes, allocations are affected, and we do not receive confirmation of new allocations;

   (c) the Annuity Commencement Date is reached; or

   (d) there is a change in ownership of the Contract.

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

If automatic resets have terminated, you may later reinstate automatic resets for any future Contract anniversary by submitting a written request to do so; provided you are following the Investment Strategy and you have not reached the Annuity Commencement Date.

Any change to the charges or to the required Investment Strategy for this rider will be communicated to you in writing prior to the Contract anniversary date. Upon reset, these changes will apply. The reset provision will end if, on the Contract anniversary, any Annuitant is older than the maximum reset age as shown on the Contract Data Pages.

Withdrawals

If a Gross Withdrawal plus all prior Gross Withdrawals within a Benefit Year is in excess of the Withdrawal Limit, your Purchase Payment Benefit Amount, Roll-Up Value and Maximum Anniversary Value will be recalculated to reflect a pro-rata reduction for each dollar that is in excess of your Withdrawal Limit. Your new Purchase Payment Benefit Amount, Roll-Up Value and Maximum Anniversary Value after such a withdrawal will be calculated by multiplying each of (a) by
(b), divided by (c), where:

   (a) is the Purchase Payment Benefit Amount, Roll-Up Value and Maximum Anniversary Value before the Gross Withdrawal;

   (b) is the Contract Value after the Gross Withdrawal; and

   (c) is the Contract Value before the Gross Withdrawal reduced by any remaining Withdrawal Limit.

For purposes of (c) above, "any remaining Withdrawal Limit" is the Gross Withdrawal that could have been taken without exceeding the Withdrawal Limit.

If the total Gross Withdrawals in a Benefit Year are less than or equal to the Withdrawal Limit, we will waive any surrender charge on the Gross Withdrawals.

Required Minimum Distributions

If the required minimum distribution amount, attributable to the Contract Value, calculated for a calendar year (RMD amount), exceeds the Withdrawal Limit for the Benefit Year within which the calendar year begins (current Benefit Year), the excess, if distributed, will not be treated as an excess withdrawal for the current Benefit Year. If the RMD amount is not distributed in the current Benefit Year, the lesser of amount (a) or (b), if distributed, will not be treated as an excess withdrawal for the subsequent Benefit Year, where:

   (a) is the difference between the RMD amount and the sum of withdrawals made during the current Benefit Year; and

   (b) is the difference between the RMD amount and the Withdrawal Limit for the current Benefit Year.

As used in this provision, the RMD amount shall not exceed the RMD amount calculated under the Internal Revenue Code [of 1986] and regulations issued thereunder, as in effect on the Contract Date.

The RMD amount for a Joint Annuitant for years after the year of death of the Annuitant shall be determined under the life expectancy method as provided in the Internal Revenue Code [of 1986] and regulations issued there under, as in effect on the Contract Date.

P5423 01/09                           4

Reduction in Contract Value

After taking a withdrawal, your Contract Value may be less than the amount required to keep your Contract in effect. In this event, or if your Contract Value is less than or equal to [13/12 multiplied by the most recently calculated Withdrawal Limit], the following will occur:

   . If the Withdrawal Limit is less than [$100], we will pay you the greater of the following:

          (a) the Contract Value; and

          (b) a lump sum equal to the present value of future lifetime payments in the amount of the Withdrawal Limit calculated using the [2000 Annuity Mortality Table] and an interest rate of [3%].

   . If the Withdrawal Limit is greater than [$100], we will begin Income Payments. We will make payments of a fixed amount for the life of the Annuitant or, if there are Joint Annuitants, the last surviving Annuitant. The fixed amount payable annually will equal the most recently calculated Withdrawal Limit. We will make payments monthly unless agreed otherwise. If the monthly amount is less than [$100], we will reduce the frequency so that the payment will be at least [$100].

       For purposes of this provision, the first annuity year is the period of time between the date we begin Income Payments and the next Contract anniversary. Subsequent annuity years are the one-year periods beginning on each Contract anniversary. Income Payments in the first annuity year are adjusted for withdrawals taken since the last Contract anniversary. The total of all Income Payments made in the first annuity year will equal the greater of zero and (a) minus (b), where:

          (a) is the most recently calculated Withdrawal Limit; and

          (b) is any withdrawal(s) made since the last Contract anniversary.

Death Provisions

At the death of any Annuitant, a Death Benefit may be payable under the Contract. The Death Benefit, if any, will be paid according to the distribution rules under the Contract.

If the designated beneficiary is a surviving spouse who is an Annuitant and who elects to continue the Contract as the Owner, this rider will continue. The Purchase Payment Benefit Amount, Roll-Up Value and Maximum Anniversary Value will be the same as it was under the Contract for the deceased Owner. If no withdrawals were taken prior to the first Valuation Day we receive due proof of death and all required forms at our [Home Office], the Withdrawal Factor for the surviving spouse will be established based on the age of the surviving spouse on the date of the first Gross Withdrawal for the surviving spouse. Otherwise, the Withdrawal Factor will continue as it was under the Contract for the deceased Owner.

If the designated beneficiary is not an Annuitant this rider will not continue. The rider and the rider charge will terminate.

Rider Charge

A charge will be assessed for the guaranteed minimum withdrawal benefit. The charge for the guaranteed minimum withdrawal benefit is calculated [quarterly] as a percentage of the Benefit Base and deducted [quarterly] from the Contract Value. The charge is shown on the Contract Data Pages. We may apply a different charge for the rider for a Contract that is a single

P5423 01/09                           5

Annuitant contract and a Contract that is a Joint Annuitant contract. Once a Contract is a Joint Annuitant contract and the Joint Annuitant rider charge is applied, the Joint Annuitant rider charge will continue while the rider is in effect. If a spouse is added as Joint Annuitant after the Contract is issued, a new charge may apply. This new charge may be higher than the charge previously applied to your Contract. The charge for this rider will never exceed the maximum charge as shown on the Contract Data Pages. On the day the rider and/or the Contract terminates, the charge for this rider will be calculated, prorata, and deducted.

When this Rider is Effective

The rider becomes effective on the Contract Date. It will remain in effect while this Contract is in force and before the Annuity Commencement Date. You may terminate this rider apart from the Contract on any Contract anniversary on or after the [7/th/] Contract anniversary. Otherwise this rider and the corresponding charges will terminate on the Annuity Commencement Date.

Change of Ownership

We must approve any assignment or sale of this Contract unless under a court ordered assignment.

Issue Age

This rider is only available if all Annuitants are no younger than age [50] and no older than age [85] on the Contract Date.

General Provisions

For purposes of this rider:

   . A non-natural entity Owner must name an Annuitant and may name the Annuitant's spouse as a Joint Annuitant.

   . An individual (natural person) Owner must also be an Annuitant and may name his/her spouse as Joint Annuitant at issue.

   .   A Joint Owner must be the Owner's spouse.

   . If you marry after issue, you may add your spouse as a Joint Owner and Joint Annuitant or as a Joint Annuitant only, subject to our approval.

For Genworth Life and Annuity Insurance Company,


                                                      /s/ Pamela S. Schutz
                                                  ------------------------------
                                                       [Pamela S. Schutz]
                                                            President

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

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

             GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE RIDER

This rider is added to the Contract. It provides for a guaranteed minimum withdrawal benefit for the life of the Annuitant(s) as described below. In order to obtain the full benefit described in this rider, your withdrawals must be limited. You must allocate all Purchase Payments and Contract Value to the Investment Strategy at all times. You may terminate this rider apart from the Contract on any Contract anniversary on or after the [7th] Contract anniversary.

All rider terms will have the same meaning as under the Contract, unless otherwise provided.

Asset Allocation Model(s) - The Asset Allocation Model(s) shown on the Contract Data Pages.

Benefit Base - The amount used to calculate the Withdrawal Limit.

Benefit Year - Each one-year period following the Contract Date and each anniversary of that date.

Designated Subaccounts - The Designated Subaccounts shown on the Contract Data Pages.

Gross Withdrawal - An amount withdrawn from Contract Value including any surrender charge, any taxes withheld and any applicable premium taxes.

Investment Strategy - The Asset Allocation Model(s) and/or Designated Subaccounts for this rider.

Maximum Anniversary Value - An amount used to calculate the Benefit Base.

Principal Protection Death Benefit - The death benefit provided under this rider for an additional charge.

Purchase Payment Benefit Amount - An amount used to calculate the Benefit Base.

Roll-Up Value - An amount used to calculate the Benefit Base.

Withdrawal Factor - The percentage shown on the Contract Data Pages used to establish the Withdrawal Limit.

Withdrawal Limit - The total amount you may withdraw in a Benefit Year without reducing the guaranteed minimum withdrawal benefit provided under this rider.

Investment Strategy

You must allocate all Purchase Payments and Contract Value to the Investment Strategy at all times. The Investment Strategy options available on the Contract Date are shown on the Contract Data Pages and may include Designated Subaccounts and/or Asset Allocation Models. The composition of the Investment Strategy may change from time to time. Any change to the composition of the Investment Strategy will be communicated to you in writing prior to the Contract anniversary date. Changes to the Investment Strategy may include the addition of

P5423DB 01/09                          1

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Asset Allocation Models or Designated Subaccounts, the removal of one or more
Asset Allocation Models or Designated Subaccounts, or the removal of all Asset Allocation Models or all Designated Subaccounts. Changes to the Investment Strategy will apply upon reset, as described in the Maximum Anniversary Value and Reset section below.

On a monthly basis, we will rebalance Contract Value to the Subaccounts in accordance with the percentages allocated. In addition, on any Valuation Day after any transaction involving a withdrawal, receipt of a Purchase Payment or a transfer of Contract Value, we will rebalance Contract Value to the Subaccounts in accordance with the percentages allocated, unless you instruct us otherwise. Your allocation instructions must always comply with the Investment Strategy.

Guaranteed Minimum Withdrawal Benefit

If you limit total Gross Withdrawals in a Benefit Year to an amount no greater than the Withdrawal Limit, then you will be eligible to receive total Gross Withdrawals in each Benefit Year equal to the Withdrawal Limit until the last death of an Annuitant.

Withdrawal Limit

The Withdrawal Limit is calculated on each Valuation Day. The Withdrawal Limit equals the Benefit Base multiplied by the Withdrawal Factor. The Withdrawal Factor percentages are shown on the Contract Data Pages.

The Withdrawal Factor is based on the age of the younger Annuitant. The Withdrawal Factor will be fixed on the earlier of the Valuation Day of the first withdrawal and the Valuation Day your Contract Value is less than or equal to [13/12 multiplied by the most recently calculated Withdrawal Limit].

Benefit Base

The Benefit Base is an amount used to establish the Withdrawal Limit. The Benefit Base on the Contract Date is equal to the initial Purchase Payment. On each Valuation Day, the Benefit Base is the greatest of the Purchase Payment Benefit Amount, the Roll-Up Value and the Maximum Anniversary Value. The Benefit Base may change as a result of a Purchase Payment, withdrawal, or reset as described below.

Purchase Payments

Purchase Payments applied to your Contract before the [1st] Contract anniversary will adjust your Purchase Payment Benefit Amount and Principal Protection Death Benefit, and may adjust your Roll-Up Value as described in the Roll-Up Value section below. You must allocate all Purchase Payments and Contract Value to the Investment Strategy at all times. Additional Purchase Payments made on or after the [1st] Contract anniversary will be applied to your Contract Value but will not adjust the Purchase Payment Benefit Amount and/or Roll-Up Value.

Upon written notification, we reserve the right to not adjust the Principal Protection Death Benefit for any additional Purchase Payments made after the [1/st/] Contract anniversary.

Purchase Payment Benefit Amount

The Purchase Payment Benefit Amount will equal your Purchase Payment(s) made before the [1st] Contract anniversary.

P5423DB 01/09                          2

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On any Valuation Day you make a Gross Withdrawal, if that Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is in excess of the Withdrawal Limit, your Purchase Payments Benefit Amount will be reduced on a pro-rata basis by the excess amount as described in the Withdrawals section below.

Roll-Up Value

The Roll-Up Value on the Contract Date is equal to the initial Purchase Payment. We will increase your Roll-Up Value on each day. On any day before and including the [1st] Contract anniversary, the Roll-Up Value is equal to the sum of (a) and (b), multiplied by (c), where:

   (a) is the Roll-Up Value on the prior day;

   (b) is any Purchase Payment(s) made on the prior Valuation Day; and

   (c) is the daily roll-up factor shown on the Contract Data Pages.

On any day after the [1st] Contract anniversary, the Roll-Up Value is equal to
(a) multiplied by (b), where:

   (a) is the Roll-Up Value on the prior day; and

   (b) is the daily roll-up factor shown on the Contract Data Pages.

The Roll-Up Value will continue to increase until the date of the first withdrawal or the [10th] anniversary of the Contract Date.

On any Valuation Day you make a Gross Withdrawal, if that Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is in excess of the Withdrawal Limit, your Roll-Up Value will be reduced on a pro-rata basis by the excess amount as described in the Withdrawals section below. The Roll-Up Value will not increase after this date.

Maximum Anniversary Value and Reset

The Maximum Anniversary Value on the Contract Date is equal to the initial Purchase Payment. On each Contract anniversary, if the Contract Value is greater than the current Maximum Anniversary Value, the Maximum Anniversary Value will be increased to the Contract Value. If this day is not a Valuation Day, this reset will occur on the next Valuation Day.

On any Valuation Day you make a Gross Withdrawal, if that Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is in excess of the Withdrawal Limit, your Maximum Anniversary Value will be reduced on a pro-rata basis by the excess amount as described in the Withdrawals section below.

On the Valuation Day we reset your Maximum Anniversary Value, we will reset the Investment Strategy to the current Investment Strategy and reset the charges for this rider. The new charges, which may be higher than your previous charges, will never exceed the maximum rider charges as shown on the Contract Data Pages.

Resets will occur automatically unless such automatic resets are or have been terminated as described below.

Automatic resets will continue until and unless:

   (a) you submit a written request to terminate automatic resets (such request must be received [at least 15 days] prior to the Contract anniversary date);

   (b) the Investment Strategy changes, allocations are affected, and we do not receive confirmation of new allocations;

   (c) the Annuity Commencement Date is reached; or

P5423DB 01/09                          3

   (d) there is a change in ownership of the Contract.

If automatic resets have terminated, you may later reinstate automatic resets for any future Contract anniversary by submitting a written request to do so; provided you are following the Investment Strategy and you have not reached the Annuity Commencement Date.

Any change to the charges or to the required Investment Strategy for this rider will be communicated to you in writing prior to the Contract anniversary date. Upon reset, these changes will apply. The reset provision will end if, on the Contract anniversary, any Annuitant is older than the maximum reset age as shown on the Contract Data Pages.

Withdrawals

If a Gross Withdrawal plus all prior Gross Withdrawals within a Benefit Year is in excess of the Withdrawal Limit, your Purchase Payment Benefit Amount, Principal Protection Death Benefit, Roll-Up Value, and Maximum Anniversary Value will be recalculated to reflect a pro-rata reduction for each dollar that is in excess of your Withdrawal Limit. Your new Purchase Payment Benefit Amount, Principal Protection Death Benefit, Roll-Up Value and Maximum Anniversary Value after such a withdrawal will be calculated by multiplying each of (a) by (b), divided by (c), where:

   (a) is the Purchase Payment Benefit Amount, Principal Protection Death Benefit, Roll-Up Value and Maximum Anniversary Value before the Gross Withdrawal;

   (b) is the Contract Value after the Gross Withdrawal; and

   (c) is the Contract Value before the Gross Withdrawal reduced by any remaining Withdrawal Limit.

For purposes of (c) above, "any remaining Withdrawal Limit" is the Gross Withdrawal that could have been taken without exceeding the Withdrawal Limit.

If the total Gross Withdrawals in a Benefit Year are less than or equal to the Withdrawal Limit, we will waive any surrender charge on the Gross Withdrawals.

Required Minimum Distributions

If the required minimum distribution amount, attributable to the Contract Value, calculated for a calendar year (RMD amount), exceeds the Withdrawal Limit for the Benefit Year within which the calendar year begins (current Benefit Year), the excess, if distributed, will not be treated as an excess withdrawal for the current Benefit Year. If the RMD amount is not distributed in the current Benefit Year, the lesser of amount (a) or (b), if distributed, will not be treated as an excess withdrawal for the subsequent Benefit Year, where:

   (a) is the difference between the RMD amount and the sum of withdrawals made during the current Benefit Year; and

   (b) is the difference between the RMD amount and the Withdrawal Limit for the current Benefit Year.

As used in this provision, the RMD amount shall not exceed the RMD amount calculated under the Internal Revenue Code [of 1986] and regulations issued thereunder, as in effect on the Contract Date.

The RMD amount for a Joint Annuitant for years after the year of death of the Annuitant shall be determined under the life expectancy method as provided in the Internal Revenue Code [of 1986] and regulations issued there under, as in effect on the Contract Date.

P5423DB 01/09                          4

Reduction in Contract Value

After taking a withdrawal, your Contract Value may be less than the amount required to keep your Contract in effect. In this event, or if your Contract Value is less than or equal to [13/12 multiplied by the most recently calculated Withdrawal Limit], the following will occur:

   . If the Withdrawal Limit is less than [$100], we will pay you the greatest of the following:

          (a) the Contract Value;

          (b) a lump sum equal to the present value of future lifetime payments in the amount of the Withdrawal Limit calculated using the [2000 Annuity Mortality Table] and an interest rate of [3%]; and

          (c) the Principal Protection Death Benefit.

   . If the Withdrawal Limit is greater than [$100], we will begin Income Payments. We will make payments of a fixed amount for the life of the Annuitant or, if there are Joint Annuitants, the last surviving Annuitant. The fixed amount payable annually will equal the most recently calculated Withdrawal Limit. We will make payments monthly unless agreed otherwise. If the monthly amount is less than [$100], we will reduce the frequency so that the payment will be at least [$100]. The Principal Protection Death Benefit will continue under this provision. The Principal Protection Death Benefit will be reduced by each payment. The Principal Protection Death Benefit, if any, will be payable on the last death of an Annuitant.

       For purposes of this provision, the first annuity year is the period of time between the date we begin Income Payments and the next Contract anniversary. Subsequent annuity years are the one-year periods beginning on each Contract anniversary. Income Payments in the first annuity year are adjusted for withdrawals taken since the last Contract anniversary. The total of all Income Payments made in the first annuity year will equal the greater of zero and (a) minus (b), where:

          (a) is the most recently calculated Withdrawal Limit; and

          (b) is any withdrawal(s) made since the last Contract anniversary.

Principal Protection Death Benefit

The Principal Protection Death Benefit is used to determine the death benefit at the death of last Annuitant, if any, payable under this Contract and rider as described in the Death Provisions section below.

The Principal Protection Death Benefit on the Contract Date is equal to the initial Purchase Payment. Purchase Payments in a Benefit Year increase the Principal Protection Death Benefit. Upon written notification, we reserve the right to not adjust the Principal Protection Death Benefit for any additional Purchase Payments made after the [1st] Contract anniversary.

Gross Withdrawals in a Benefit Year decrease the Principal Protection Death Benefit. If a Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is less than or equal to the Withdrawal Limit, the Principal Protection Death Benefit will be reduced by the Gross Withdrawal. If a Gross Withdrawal plus all prior Gross Withdrawals within that Benefit Year is in excess of the Withdrawal Limit, your Principal Protection Death Benefit will be reduced on a pro-rata basis for each dollar that is in excess of your Withdrawal Limit, as described in the Withdrawal section above.

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

At the death of the last Annuitant, a Death Benefit may be payable under this Contract and rider. The amount of any Death Benefit payable will be the greatest of (a), (b) and (c), where:

   (a) is the Death Benefit as calculated under the base Contract;

   (b) is the Principal Protection Death Benefit; and

   (c) is any amount payable by any other optional death benefit rider, if applicable.

Death Provisions

At the death of any Annuitant, a Death Benefit may be payable under the Contract. The Death Benefit, if any, will be paid according to the distribution rules under the Contract.

If the designated beneficiary is a surviving spouse who is an Annuitant and who elects to continue the Contract as the Owner, this rider will continue. The Purchase Payment Benefit Amount, Principal Protection Death Benefit, Roll-Up Value and Maximum Anniversary Value will be the same as it was under the Contract for the deceased Owner. If no withdrawals were taken prior to the first Valuation Day we receive due proof of death and all required forms at our [Home Office], the Withdrawal Factor for the surviving spouse will be established based on the age of the surviving spouse on the date of the first Gross Withdrawal for the surviving spouse. Otherwise, the Withdrawal Factor will continue as it was under the Contract for the deceased Owner.

If the designated beneficiary is not an Annuitant this rider will not continue. The rider and the rider charge will terminate.

Rider Charge

A charge will be assessed for the guaranteed minimum withdrawal benefit. Another charge will be assessed for the Principal Protection Death Benefit. The charge for the guaranteed minimum withdrawal benefit is calculated [quarterly] as a percentage of the Benefit Base and deducted [quarterly] from the Contract Value. The charge for the Principal Protection Death Benefit is calculated [quarterly] as a percentage of the value of the Principal Protection Death Benefit and deducted [quarterly] from the Contract Value. The charges are shown on the Contract Data Pages. We may apply different charges for the rider for a Contract that is a single Annuitant contract and a Contract that is a Joint Annuitant contract. Once a Contract is a Joint Annuitant contract and the Joint Annuitant rider charge is applied, the Joint Annuitant rider charge will continue while the rider is in effect. If a spouse is added as Joint Annuitant after the Contract is issued, new charges may apply. These new charges may be higher than the charges previously applied to your Contract. The charges for this rider will never exceed the maximum rider charges as shown on the Contract Data Pages. On the day the rider and/or the Contract terminates, the charges for this rider will be calculated, prorata, and deducted.

When this Rider is Effective

The rider becomes effective on the Contract Date. It will remain in effect while this Contract is in force and before the Annuity Commencement Date. You may terminate this rider apart from the Contract on any Contract anniversary on or after the [7th] Contract anniversary. Otherwise this rider and the corresponding charges will terminate on the Annuity Commencement Date.

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

Change of Ownership

We must approve any assignment or sale of this Contract unless under a court ordered assignment.

Issue Age

This rider is only available if all Annuitants are no younger than age [50] and no older than age [85] on the Contract Date.

General Provisions

For purposes of this rider:

   . A non-natural entity Owner must name an Annuitant and may name the Annuitant's spouse as a Joint Annuitant.

   . An individual (natural person) Owner must also be an Annuitant and may name his/her spouse as Joint Annuitant at issue.

   .   A Joint Owner must be the Owner's spouse.

   . If you marry after issue, you may add your spouse as a Joint Owner and Joint Annuitant or as a Joint Annuitant only, subject to our approval.

For Genworth Life and Annuity Insurance Company,


                                                      /s/ Pamela S. Schutz
                                                  ------------------------------
                                                       [Pamela S. Schutz]
                                                            President

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